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SPECTRE INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

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SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C
of the Securities Exchange Act of 1934, as amended

Spectre Industries, Inc.
#6 - 260 East Esplanade
North Vancouver, British Columbia
Canada V7L 1A3

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Spectre Industries, Inc., a Nevada corporation, to holders of record of our common stock (the “Common Stock”) at the close of business on October 21, 2004 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of the following (the “Actions”):

1.	Change the name of the corporation from “Spectre Industries, Inc.” to Sensor System Solutions, Inc.”

2.	Increase the number of authorized shares from 6,666,667 to 200,000,000.

3.	Authorize 20,000,000 shares of preferred stock (the “Preferred Stock”).

4.	A pending distribution by way of a dividend of 20,878,081 shares of common stock (the “Shares”) in the capital of Spectre Holdings, Inc., our wholly-owned subsidiary. All of our stockholders of record as of May 21, 2004, will be entitled to participate in such dividend.

On May 25, 2004, the majority of our Board of Directors adopted a resolution authorizing the Actions. As required under applicable Nevada corporate laws, our Board of Directors thereafter sought, and received by way of written consents executed and delivered by stockholders holding a majority of the outstanding shares (“Consenting” Stockholders”) of our Common Stock, stockholder approval of the Actions in the manner contemplated by the resolution of our Board of Directors. As mandated by Exchange Act Rule 14c-2, the Actions with the exception of the distribution of the Spin-off Shares will not take place and become effective for at least twenty (20) days after the filing and mailing of this Information Statement. It is anticipated that the distribution will occur immediately following the effectiveness of a Registration Statement of Form 10-SB related to the Spin-off Shares.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

Our Board of Directors has fixed the close of business on October 21, 2004 as the Record Date for the determination of Stockholders of Record who are entitled to receive this Information Statement. There were 3,976,868 shares of Common Stock issued and outstanding on the Record Date. Our corporation anticipates that this Information Statement will be mailed on or about October 29, 2004 to all Stockholders of Record.

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PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE PENDING DISTRIBUTION OF OUR CORPORATION’S ASSETS BY WAY OF A DIVIDEND.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

CHANGE THE NAME OF THE COMPANY

The majority of our Board of Directors has adopted and the Consenting Stockholders have approved an amendment to the Articles of Incorporation, as amended, Spectre Industries, Inc. (the “Name Amendment”) to change the name of the Corporation from “Spectre Industries, Inc.” to “Sensor System Solutions, Inc.” The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference. In the judgment of the Board of Directors, the change of corporate name is desirable in light of the acquisition of Advanced Custom Sensors, Inc. accurately describing the nature of its current and projected operations.

The Name Amendment will become effective upon the filing of a Certificate of Amendment relating thereto with the Secretary of State of the State of Nevada, which is expected to occur on or about November 3, 2004. Under federal securities laws, we cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

INCREASE THE NUMBER OF AUTHORIZED SHARES

The majority of our Board of Directors has adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, to increase the authorized capital from 6,666,667 to 200,000,000 (the “Additional Shares”) of which 20,000,000 shares will be designated as Preferred Stock and 180,000,000 shares will be Common Stock.

The Company’s current Articles of Incorporation authorized the issuance of up to 6,666,667 shares of Common Stock. As of the date of this Information Statement, the Company had 3,976,868 shares of Common Stock outstanding.

The Board of Directors believes that the authorization of Additional Shares is advisable and in the best interests of the Company and its shareholders for several reasons. The Additional Shares would permit the Board of Directors to issue stock without the expense and delay associated with a special meeting of the shareholders. This, thereby, provides the Company with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, and capital-raising transactions and for other corporate purposes. The Additional Shares would enable the Company to respond promptly to and take advantage of market conditions, other favorable opportunities and general corporate purposes. Such corporate purposes could include, without limitation: (a) the payment of stock dividends or issuances pursuant to stock splits, (b) the issuance of Common Stock upon the exercise of options granted under a stock option plan or in connection with other employee benefit plans, (c) the issuance of Common Stock upon the conversion of any Preferred Stock, the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (d) issuance in connection with an offering to raise capital.

The Board of Directors is not aware of any threat to obtain control the Company by means of merger, tender offer, solicitation in opposition to management or otherwise and has no plans, agreements, or commitments to issue any additional shares of Common Stock. The following chart shows the Company’s current capitalization and proposed capitalization on the effective date of the Share Amendment.

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Because of the proposed increase in capitalization, the authorization or issuance of additional Common Stock may be viewed as being an anti-takeover device. In the event of a proposed merger, tender offer, or attempt to gain control of the company, which the Board of Directors does not believe to be in the best interests of the company or its shareholders, the board could issue additional common stock that could make any such takeover attempt more difficult to complete by causing dilution to the person attempting to gain control of the Company. While this may be beneficial to management in a hostile tender offer, it may have an adverse impact on the shareholders that may want to participate in such a tender offer.

Our current Articles of Incorporation does not contain any anti-takeover provisions. Neither our charter or by-laws provide for cumulative voting.

Authorize Preferred Shares

The Preferred Stock to be authorized is commonly referred to as "blank check" Preferred Stock (“Blank Check Preferred”) because the Blank Check Preferred would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each class or series issued from time to time. As such, the Blank Check Preferred would be available for issuance without further action by the Company's shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange of quotation system upon which the Company's securities are then trading or quoted.

The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide the Company with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable the Company to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance.

The authorization of the Blank Check Preferred would also afford the Company greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the outstanding voting stock of the Company or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company and its shareholders. The proposed Blank Check Preferred amendment to the existing Articles of Incorporation is not intended to be an anti-takeover measure, and the Company is not aware of any present third party plans to gain control of the Company.

The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of the Common Stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, reducing the market price of the Common Stock, or impairing the liquidation rights of the Common Stock, without further action by the shareholders. Holders of the Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

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Although the Company may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company currently has no binding agreements or commitments with respect to the issuance of the Blank Check Preferred.

DISTRIBUTION OF THE SHARES BY WAY OF A DIVIDEND

Overview

On May 25, 2004, the majority of our Board of Directors approved the distribution of the Shares by way of a dividend to our Stockholders of Record. The Shares will be distributed to our Stockholders of Record on a pro-rata basis calculated in accordance with their ownership of the Common Stock in our corporation. Neither our corporation nor Spectre Holdings, Inc. shall receive any consideration for the distribution of the Shares.

The Shares will represent all of the issued and outstanding shares of Spectre Holdings, Inc. Spectre Holdings, Inc. was incorporated in the State of Nevada on December 12, 2003 as a wholly-owned subsidiary of our corporation. Spectre Holdings, Inc. is authorized to issue 25,000,000 shares of common stock with a par value of $0.001 per share. Our corporation first subscribed for one share of common stock of Spectre Holdings, Inc. for consideration of $1.00 per share on December 12, 2003.

Business Purpose

As described in more detail below, Spectre Holdings, Inc. owns and operates an automated photo kiosk business. Our corporation’s Board of Directors believes that given our acquisition of ACSI custom sensors by way of a reverse acquisition, our primary focus is no longer the photo kiosk business. Accordingly, in order to make it possible for our corporation to focus on the business of ACSI, our Board of Directors, in consultation with our corporation’s senior management, determined that it would be in the best interests of our corporation to distribute the Shares to our corporation’s stockholders by way of dividend.

Relationship of Spectre Industries, Inc. and Spectre Holdings, Inc. After the Spin-off

After the distribution of the Shares, we will no longer own any stock of Spectre Holdings, Inc. In addition, we will not have any common board members after the distribution. Further, as noted herein, we will be changing our name to more accurately reflect our new business focus due to the acquisition of ACSI.

Share Distribution Ratio

One Share will be distributed for each share of Common Stock held by a Stockholder of Record as of the Record Date. The number and identity of stockholders of Spectre Holdings, Inc. immediately after the distribution of the Shares will be identical to that of our company on the Record Date.

Requirement For Stockholder Approval

The Shares will represent substantially all of the assets of our corporation immediately prior to the acquisition of ACSI. As a result, our corporation is required under Section 78.565 of the Nevada Revised Statutes to obtain the approval of our stockholders before disposing of the Shares. Section 78.565 of the Nevada Revised Statutes provides that such stockholder approval must be given by an affirmative vote of stockholders holding sufficient Common Stock entitling them to exercise at least a majority of the voting power at a stockholders’ meeting called for that purpose. However, Section 78.320 of the Nevada Revised Statutes and our bylaws permit any action that is otherwise required or permitted to be taken at a meeting of stockholders to be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. On May 30, 2004 (the “Shareholder Approval Date”), our corporation received written consents from the Consenting Stockholders the distribution of the Shares by way of a dividend. As indicated above, it is anticipated that the distribution of the Shares will take place once a registration statement in regards to the Shares on Form 10-SB has been declared effective by the SEC.

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Exemption From Registration Under the Securities Act

The distribution of the Shares by way of a dividend will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). However, Spectre Holdings, Inc. will be required to file a registration on Form 10-SB registering its shares of Common Stock under the Exchange Act.

Market for the Shares

There is currently no active trading market for the Shares of Spectre Holdings, Inc. and such a market may not develop.

BUSINESS OF SPECTRE HOLDINGS, INC.

General

This information statement contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors”, that may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this information statement, the terms “we”, “us”, “our”, and “Spectre” mean Spectre Industries, Inc. and Spectre Holdings, Inc., unless otherwise indicated. In this information statement the discussion of our business includes the discussion of the business of Spectre Holdings, Inc., which will continue to be the business of Spectre Holdings, Inc. the spin-off.

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Spectre Holdings, Inc.’s Business

The following discussion is a discussion of our business operations that are to be spun off to Spectre Holdings as part of the spin off of the Spectre Holding’s Shares to our shareholders who are eligible to receive them.

In an effort to diversify Spectre’s business operations, on September 4, 2001, we founded Auto Photo Kiosk GmbH (“APK”), a limited liability corporation under the laws of Germany, together with three other shareholders: Joachim Zweifel €6,500 (13%), Gerhildt Voigtlaender €6,500 (13%) and Vending Concept GmbH €10,000 (20%). Spectre paid €27,000 (approximately US$24,519) for a 54% interest in APK. Pursuant to a shareholder’s agreement dated July 5, 2002 (the “APK Agreement”), we acquired without paying a premium, 26% of the capital of APK for €13.000 (approximately US$12,736) from two of the four shareholders of APK, Joachim Zweifel and Gerhild Voigtlaender, both residing in Germany. We also took over two shareholder loans as part of the agreement. Each loan amounting to €18.453,60 (approximately US$18,079) for a total of €36,907.20 (approximately US$36,159), with no accumulated interest; from the selling shareholders Zweifel and Voigtlaender. We now own 80%, and Vending Concept GmbH, a Swiss corporation, continues to own the remaining 20% of the share capital of APK.

APK was incorporated in September 2001 as a service company to operate instant photo booths and related products, in major public access areas, primarily in Germany.

APK’s existing customers are government and municipal agencies, malls and shopping centres. APK currently has 16 instant photo booths installed. The end users are individuals who go to the photo booths for photos to use in forms of personal identification (such as passports, driver’s licenses, personal identification, etc.). APK’s photo booths produce photos using digital technology and require no photo processing chemicals.

The locations for installation of a photo booth are made available by APK’s customers who provide the locations for the photo booths. APK remunerates its customers, the location provider, through a revenue sharing arrangement of approximately 30-44% of the net revenues (gross revenues less 16% value-added-tax (“V.A.T.”)), generated by each installed photo booth, or alternatively through a fixed rental rate. The length of the contracts for the location rentals vary from one year (contracts with written termination three months prior to expiration) up to 10 years.

Of the 16 instant photo booths that are installed, 11 are leased from EFS Business Consult GmbH & Co. Hora OHG in Germany under two lease agreements at a price of €12,271 plus 16% V.A.T. Both lease agreements have the same terms, and are for a period of 36 months with an automatic extension of an additional 24 months. The terms of the lease agreements are such that during months 1 through 36, APK pays a fixed lease payment of €300 per month per machine, plus the applicable 16% V.A.T. Additionally, there is a variable lease payment component in months 1 through 36 that is payable annually, beginning December 31, 2003 (applicable for the period from August 2002 to the end of December 2003). This is an amount that is based upon net revenues less costs (i.e. sales, service & maintenance). Upon extension of the lease agreement, in months 37 through 60, APK’s lease payment is completely variable. The payment will be based upon a value that is in the middle of a range, which is based upon three calculations: (1) 25% of the monthly net revenues per photo booth, (2) 2.5% of the purchase price (€12,271 x € 306.78 x 24 months per machine), and (3) 4% of the purchase price (€12,271 x €490.84 x 24 months per machine). The lease agreements assume there will be a residual value at the end of the extension period (60 months). This is estimated to be approximately €250-€500 per machine.

The remaining five machines are directly owned by APK, having been purchased at a cost of €14, 271 plus 16% V.A.T. per booth. Of the instant photo booths that are installed, 4 are located in shopping centres and 12 are located in various city government buildings.

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APK currently has only one full time employee and expects to hire more employees as required.

Employees

As of October 21, 2004, we did not have any employees other than our directors and officers. Our company is managed by Ian S. Grant under a consulting agreement with Grant & Co., dated June 1, 1998. Over the twelve months ending October 31, 2005, we do not expect to hire any employees.

Purchase or Sale of Equipment

We do not intend to purchase any significant equipment over the twelve months ending October 31, 2005.

Competition

According to available industry information, our largest competitor is FotoFix GmbH, a subsidiary of Photo-Me International PLC, who have approximately 1800 instant photo booth installations in the German market.

Risk Factors

Stockholders of Record will not be required to pay any consideration for their pro rata allocation of the Shares. However, readers should be aware that an investment in Spectre Holdings, Inc.’s common stock involves a high degree of risk. The following factors concerning the business of Spectre Holdings, Inc. should be considered and readers are encouraged to consult independent advisors as to the technical, tax, business and legal considerations regarding an investment in shares of its common stock.

Much of the information included in this annual report includes or is based upon estimates, projections or other “forward looking statements”. Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein.

Such estimates, projections or other “forward looking statements” involve various risks and uncertainties as outlined below. We caution the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other “forward looking statements”.

Our common shares are considered speculative during the development of our new business operations. Prospective investors should consider carefully the risk factors set out below.

“Penny Stock” Rules

Limited Operating History In Providing Services to the Instant Photo Booth Industry

On September 4, 2001 we commenced the operation of our current business in the instant photo booth market. As such, Spectre Holdings Inc. has a limited operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development. Some of these risks and uncertainties relate to Spectre Holdings Inc.’s ability to:

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- establish and maintain relationships with key location providers for Spectre Holdings Inc.’s instant photo booths;

- respond effectively to competitive and technological developments;

- build an infrastructure to support Spectre Holdings Inc.’s business;

- attract, retain and motivate qualified personnel.

We cannot be sure that Spectre Holdings Inc. will be successful in addressing these risks and uncertainties and our failure to do so may impair Spectre Holdings Inc.’s ability to capture market share and generate revenues. In addition, Spectre Holdings Inc.’s operating results are dependent to a large degree upon factors outside of our control, including the general strength and viability of the automotive after-market industry and the acceptance of our instant photo booths in the German market.

Many of Spectre Holdings Inc.’s Competitors Have Greater Resources And Better Name Recognition

Many of Spectre Holdings Inc.’s competitors are substantially larger than Spectre Holdings Inc. and have significantly greater financial resources and marketing capabilities than Spectre Holdings Inc. has, together with better name recognition. Competitors with superior resources and capabilities may be better able to utilize such advantages to market their services better, faster and/or cheaper than Spectre Holdings Inc. can.

Increased competition from future or existing competitors in the instant photo booth market will likely impair Spectre Holdings Inc.’s ability to establish and maintain market share. If Spectre Holdings Inc. is unsuccessful in establishing and maintaining a sufficient number of instant photo booths in profitable locations, it is unlikely that Spectre Holdings Inc. will be able to generate sufficient revenues to sustain operations

Spectre Holdings Inc. lacks working capital and due to the losses incurred since inception, Spectre Holdings Inc.’s stockholders’ deficiencies and lack of revenues, there is substantial doubt about Spectre Holdings Inc.’s ability to continue as a going concern.

There is substantial doubt about Spectre Holdings Inc.’s ability to continue as a going concern due to the losses incurred since inception, our stockholders’ deficiency, and lack of revenues.

Spectre Holdings Inc. has not generated sufficient revenues to cover its operational expenses and do not anticipate doing so in the near future. If Spectre Holdings Inc.’s business does not meet our intended income goals, Spectre Holdings Inc. will require additional financing. If Spectre Holdings Inc. is not successful in obtaining additional financing by the end of 2004, Spectre Holdings Inc. may be required to reduce operations to a sustainable level until any such financing is obtained, or sufficient revenues are generated to sustain operations. There can be no assurances that additional equity or other financing will be available at all or available on terms acceptable to Spectre Holdings Inc.

Spectre Holdings Inc.’s ability to continue in business in part depends upon its continued ability to obtain financing. There can be no assurance that any such financing would be available upon terms and conditions acceptable to Spectre Holdings Inc., if at all. The inability to obtain additional financing in a sufficient amount when needed and upon acceptable terms and conditions could have a materially adverse effect upon Spectre Holdings Inc. Inadequate funding could impair our ability to compete in the marketplace and could result in our dissolution.

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Risk of Termination of Site Contracts

The contracts pursuant to which Spectre Holdings Inc. will place instant photo booths on site locations that are short-term, i.e. one year “evergreen” contracts that are easily terminated by either party. There can be no assurance that contracts to place instant photo booths will not be terminated at any time. The termination of a contract or other arrangement with a provider of multiple sites, would significantly reduce Spectre Holdings Inc.’s number of auto photo kiosk installations and limit access to prime site locations in the future. Such a termination could have a material adverse effect on Spectre Holdings Inc.’s business, financial condition and results of operations, as a result of which Spectre Holdings Inc.’s photo booth business would fail.

Dependence on a Single Product; Rapid Technological Change

Going forward Spectre Holdings Inc. will derive the majority of Spectre Holdings Inc.’s revenues from the operation of Spectre Holdings Inc.’s instant photo booths. The digital technology incorporated by Spectre Holdings Inc.’s instant photo booths is characterized by rapid technological change, new products and services, evolving industry standards and changing client preferences. Spectre Holdings Inc.’s success will depend, in significant part, upon Spectre Holdings Inc.’s ability to make timely and cost-effective enhancements and additions to the auto photo kiosk technology and to introduce new products and services that meet customer demands. Spectre Holdings Inc. expects new products and services to be developed and introduced by other companies that compete with Spectre Holdings Inc.’s products and services. The proliferation of new digital photographic technology may reduce demand for Spectre Holdings Inc.’s instant photo booths. There can be no assurance that Spectre Holdings Inc. will be successful in responding to these or other technological changes, to evolving industry standards or to new products and services offered by Spectre Holdings Inc.’s current and future competitors. In addition, Spectre Holdings Inc. may not have access to sufficient capital for our research and development needs in order to develop or acquire new products and services.

Disruption in Manufacturing and Repair; Inability to Manufacture or Service Instant Photo Booths

The supply, manufacture technical updates and servicing of the instant photo booths is provided exclusively by Vending Concepts GmbH. Spectre Holdings Inc. is dependent on this one supplier for the provision, repair and servicing of the instant photo booths. Spectre Holdings Inc.’s reliance on this supplier, as well as industry supply conditions generally, subject Spectre Holdings Inc. to various risks, including the possibility of a shortage or a lack of availability of instant photo booths, key components, quality control problems, increases in component costs and reduced control over delivery schedules, any of which could adversely affect Spectre Holdings Inc.’s business and results of operations. In situations where Spectre Holdings Inc. is unable to rectify supply or quality problems associated with Spectre Holdings Inc.’s instant photo booths costly delays could result. Although Spectre Holdings Inc. believes that Spectre Holdings Inc.’s supplier has current manufacturing capabilities to enable it to produce sufficient instant photo booths for Spectre Holdings Inc.’s purposes through fiscal 2003, there can be no assurance that this will be adequate for unanticipated future growth.

Uncertain Ability To Achieve, Manage Or Sustain Growth

It may be necessary for Spectre Holdings Inc. to grow in order to remain competitive. Spectre Holdings Inc.’s ability to grow is dependent upon a number of factors including, but not limited to, Spectre Holdings Inc.’s ability to hire, train and assimilate management and other employees, the adequacy of Spectre Holdings Inc.’s financial resources, Spectre Holdings Inc.’s ability to identify and efficiently provide new services as may be demanded by Spectre Holdings Inc.’s customers in the future and Spectre Holdings Inc.’s ability to adapt our services to accommodate necessary operational changes. In addition, there can be no assurance that Spectre Holdings Inc. will be able to achieve such expansion or that Spectre Holdings Inc. will be able to manage expanded opera tions successfully. Failure to manage growth effectively and efficiently could have an adverse effect on Spectre Holdings Inc.’s ability to acquire sufficient market share and remain competitive.

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Dependence Upon Ian S. Grant

Spectre Holdings Inc.’s key personnel is limited at present to Ian S. Grant, its President. The loss of the services of Mr. Grant and other employees, for any reason, may have a materially adverse effect on Spectre Holdings Inc.’s prospects. Although Spectre Holdings Inc. believes that the loss of any of our management or other key employees (apart from Mr. Grant) will not have a material adverse impact upon Spectre Holdings Inc., there can be no assurance in this regard, nor any assurance that Spectre Holdings Inc. will be able to find suitable replacements. In addition, competition for personnel is intense, making it difficult to find highly skilled employees with appropriate qualifications. Furthermore, Spectre Holdings Inc. does not maintain “key man” life insurance on the lives of any of our management or other of our key employees. To the extent that the services of any key employee of Spectre Holdings Inc. becomes unavailable, Spectre Holdings Inc. will be required to retain other qualified persons. However, there can be no assurance that Spectre Holdings Inc. will be able to employ qualified persons upon acceptable terms.

Because the sole director and officer of Spectre Holdings, Inc. is located in a non-U.S. Jurisdiction, investors may have no effective recourse against management for misconduct and investors may not be able to enforce judgments and civil liabilities against its officer and director.

The sole director, President and Secretary of Spectre Holdings, Inc. is a resident of Canada, and a substantial portion of his assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon the director and officer of Spectre Holdings, Inc. or to enforce against him judgments of courts of the United States based upon civil liability under the federal securities laws of the United States. There is doubt as to the enforceability in Canada against the director and officer who is not a resident of the United States, in original actions or in actions for enforcement of judgments of United States courts and of liabilities based solely upon the federal securities laws of the United States.

There is no active trading market for the common stock of Spectre Holdings, Inc.

There is currently no active trading market for the common stock of Spectre Holdings, Inc., and such a market may not develop or be sustained.

Spectre Holdings, Inc. is required by Section 78.7502 of the Nevada General Corporation Law to indemnify its officers and directors in certain circumstances for claims against them.

Spectre Holdings, Inc. is required to indemnify its officers, directors, employees and agents against liability to the company in any proceeding in which such person wholly prevails on the merits. Generally, Spectre Holdings, Inc. may indemnify its officers and directors against such liability if the officer or director acted in good faith believing his or her actions to be in the best interests of the company. The Articles of Incorporation of Spectre Holdings, Inc. provide that a director or officer has no liability for monetary damages for breach of fiduciary duty unless such person committed fraud or engaged in intentional misconduct. These provisions may limit the recovery for any claims against Spectre Holdings, Inc.’s officers and directors.

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Plan of Operations

During next 12 months, Spectre Holdings, Inc. intends to continue developing and marketing its automated photo booth business in Germany. Spectre Holdings, Inc. currently has one employee and APK currently has one employee. Spectre Holdings, Inc.

Plan of Operation.

Overview

The following discussion of the financial condition of Spectre Holdings is the financial condition of Spectre Industries prior to the merger with ACSI, as Spectre Holdings will be the successor company to the operations of Spectre Industries prior to the merger. This discussion contains forward-looking statements that reflect Spectre Holdings’ plans, estimates and beliefs. Actual results could differ materially from those anticipated in these forward-looking statements.

Results of Operations

Spectre Industries incurred a net loss of $424,725 for the year ended December 31, 2003 compared to a net loss of $654,491 for the comparative period in 2002. The decrease in the net loss occurred primarily as a result of the elimination of losses from Spectre Industries discontinued operations, for which it had incurred a loss of $258,627 for the year ended December 31, 2002.

Revenues

Spectre Holdings has not generated any revenue since inception, and will not generate any revenue unless and until the spin off is effected.

Spectre Industries recognized an increase in revenues to $292,629 for the year ended December 31, 2003. During the comparable period in 2002, Spectre Industries recognized revenues of $174,066. The increase in revenue was due to an increase in photo kiosk revenue as a result of having more photo booths in operation, and the receipt of consulting revenue of $50,000. Spectre Industries gross margins decreased slightly to $89,269 for the year ended December 31, 2003 from $86,499 for the year ended December 31, 2002.

General, Administration and Professional Fees

Spectre Industries experienced an increase in general and administration expenses in the year ended December 31, 2003 to $261,822, as compared to general and administration expenses for the same period in 2002 of $238,650. This increase was primarily due to the increased professional fees in relation to the sale of its subsidiary and the financing of additional photo booths for APK.

Liquidity and Capital Resources

Net cash used in operating activities of Spectre Industries for the year ended December 31, 2003 was $130,530 compared to net cash used in operating activities of $385,914 during the comparative period in 2002.

Net cash used in investing activities during the year ended December 31, 2003 was $0, compared to cash provided by investing activities of $36,892 for the same period in 2002. Net cash provided by financing activities of Spectre Industries was $102,766 for the year ended December 31, 2003, compared to $63,119 for the comparative period in 2002. The net decrease in cash during the year ended December 31, 2003 was $27,764, leaving us with a cash balance at December 31, 2003 of $23,669.

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Spectre Holdings’ capital requirements are difficult to plan in light of its current strategy to expand its customer base for the automated photo booth operations of APK. Spectre Holdings will be dependent on investment capital as an important source of liquidity. The operations of Spectre Industries which it will be acquiring in the spin off have been generating negative cash flow, and Spectre Holdings does not expect positive cash flow from such operations in the near term. Spectre Holdings will need to secure additional working capital in the short-term in order to sustain operations and execute its business plan. It is Spectre Holdings’ intention to raise sufficient funds necessary to carry the company through to positive cash flow and profitability. Management projects that Spectre Holdings may require an additional $200,000 to $250,000 to help fund its operating expenses and working capital requirements for the next twelve months.

Future Operations

An investment in Spectre Holdings common stock involves a number of very significant risks. You should carefully consider the risks and uncertainties in addition to other information in this information statement in evaluating Spectre Holdings and its business. It is possible that Spectre Holdings’ business, operating results and financial condition could be seriously harmed due to any of the risks disclosed herein. As a result of any of these risks you could lose all or part of your investment.

Due to the uncertainty of Spectre Industries’ ability to meet its operating and capital expenses, in their report on Spectre Industries’ consolidated annual financial statements for the year ended December 31, 2003, its independent auditors included an explanatory paragraph regarding concerns about Spectre Industries’ ability to continue as a going concern. Spectre Industries’ financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by its independent auditors.

As a result, there will also be substantial doubt about Spectre Holdings’ ability to continue as a going concern as the continuation of its business will be dependent upon obtaining further financing, successful and sufficient market acceptance of the automated photo products, the continuing successful development of the photo booth operations, and, finally, achieving a profitable level of operations. The issuance of additional equity securities by Spectre Holdings’ could result in a significant dilution in the equity interests of the stockholders who will be receiving its shares in the spin off. Obtaining commercial loans, assuming those loans would be available, will increase Spectre Holdings’ liabilities and future cash commitments.

There are no assurances that Spectre Holdings will be able to obtain further funds required for its continued operations. Spectre Holdings intends to pursue various financing alternatives to meet its immediate and long-term financial requirements, which it anticipates will consist of further private placements of its equity securities or shareholder loans. There can be no assurance that additional financing will be available to Spectre Holdings’ when needed or, if available, that it can be obtained on commercially reasonable terms. If Spectre Holdings is not able to obtain the additional financing on a timely basis, it will not be able to meet its obligations as they become due and Spectre Holdings will be forced to scale down or perhaps even cease operations.

Application of Critical Accounting Policies

Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. Spectre Holdings’ believes that understanding the basis and nature of the estimates and assumptions involved with the following issues will be critical to an understanding of its financial condition and results of operations.

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Revenue Recognition

Spectre Holdings will recognize revenue from its subsidiary, APK, when the services have been provided and the money is collected from the photo machines.

Principles of Consolidation

For Spectre Holdings’ foreign subsidiary, APK, the functional currency has been determined to be the Euro. Accordingly, assets and liabilities are translated at period end exchange rates prevailing during the period. The resultant cumulative translation adjustments to the assets and liabilities are recorded as a separate component of stockholders' equity. Exchange adjustments resulting from foreign currency transactions are included in the determination of net income (loss).

In accordance with Statement of Financial Accounting Standards No. 95, "Statements of Cash Flows," cash flows from our foreign subsidiaries are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Fixed Assets

Fixed assets will be recorded at cost. Major additions and improvements will be capitalized. Minor replacements, maintenance and repairs that do not extend the useful life of the assets will be expensed as incurred. Depreciation of property and equipment is determined using the straight-line method over the useful lives, primarily for 3 years, the photo kiosks have a useful life of 5 years.

Description of Property

We lease 1,000 square feet of office space at #6-260 East Esplanade, North Vancouver, British Columbia. We lease our office space on a month to month basis and our monthly rental is approximately $570. During the fiscal year ending December 31, 2003, we paid $6,840 for rent.

Directors and Executive Officers of Spectre Holdings, Inc.

All directors of Spectre Holdings, Inc. hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of Spectre Holdings, Inc. are appointed by its Board of Directors and hold office until their death, resignation or removal from office. The sole director and executive officer, his age, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Ian S. Grant	Director, President and Secretary	51	Director, President and Secretary since December 12, 2003.

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Business Experience

The following is a brief account of the education and business experience during at least the past five years of the director, executive officer and key employee of Spectre Holdings, Inc., indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Ian S. Grant

Ian S. Grant has been our President, Chief Executive Officer and a director since January 1, 1999. Mr. Grant is also a director of Grant Brothers Sales. He is also the President of I.S. Grant & Company, which provides management services to us under the Consulting Agreement dated June 1, 1998. Prior to this, from 1991 to 1995, Mr. Grant was President and CEO of Interactive Videosystems Inc., a publicly traded company which designs, produces and distributes interactive video and multimedia software products.

Executive Compensation

The following table summarizes the compensation awarded to, earned by, or paid to the President of Spectre Holdings, Inc. and other officers and directors who received annual compensation in excess of $100,000 during the fiscal year ended December 31, 2003.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation(1)		Pay- outs
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Securities Under Options/ SAR’s Granted	Restricted Shares or Restricted Share Units	LTIP Pay- outs	All Other Compen- sation
Ian S. Grant President and Secretary	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Spectre Holdings, Inc. has not entered into any employment agreement or consulting agreement with its directors and executive officers. There are no arrangements or plans in which Spectre Holdings, Inc. provide pension, retirement or similar benefits for directors or executive officers. The directors and executive officers of Spectre Holdings, Inc. may receive stock options at the discretion of its board of directors in the future. Spectre Holdings, Inc. does not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that stock options may be granted at the discretion of its board of directors.

Spectre Holdings, Inc. reimburses its directors for expenses incurred in connection with attending board meetings but did not pay director’s fees or other cash compensation for services rendered as a director in the fiscal year ended December 31, 2003. Spectre Holdings, Inc. does not have a formal plan for compensating its directors for their service in their capacity as directors. Spectre Holdings, Inc. may grant to its directors in the future options to purchase shares of common stock as determined by its board of directors or a compensation committee which may be established in the future. Directors of Spectre Holdings, Inc. are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of its board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of Spectre Holdings, Inc. other than services ordinarily required of a director.

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Description of Securities

The authorized capital stock of Spectre Holdings, Inc. consists of 25,000,000 shares of common stock, having a par value of $0.001 per share. As of September 30, 2004, there were issued and outstanding one share of common stock and one holder of record. All outstanding shares of common stock are fully paid and non-assessable. Holders of the common stock are entitled to one vote per share on each matter submitted to vote at any meeting of shareholders. Holders of a majority of the outstanding shares of common stock will be able to elect the entire Board of Directors, if they choose to do so, in which event the holders of the remaining shares will be unable to elect directors. There is currently one (1) member on the Board of Directors. The By-Laws of Spectre Holdings, Inc. provide that the number of directors shall be not less than one (1) and no more than three (3). The common stock has no preemptive or other subscription rights, has no conversion, redemption or retraction rights. Holders of shares of the common stock of Spectre Holdings, Inc. are also entitled to dividends in such amounts as may be determined in the absolute discretion of its Board of Directors from time to time. Holders of shares of Spectre Holdings, Inc.’s common stock are also entitled to receive pro rata its net assets in the event of liquidation, dissolution or winding-up or other distribution of assets among its stockholders.

Legal Proceedings

Spectre Holdings, Inc. is not aware of any legal proceedings against it. Spectre Holdings, Inc. may be involved, from time to time, in various legal proceedings and claims incident to the normal conduct of its business.

Indemnification of Directors and Officers

Spectre Holdings, Inc. is required to indemnify its officers, directors, employees and agents against liability to the company in any proceeding in which such person wholly prevails on the merits. Generally, Spectre Holdings, Inc. may indemnify its officers and directors against such liability if the officer or director acted in good faith believing his or her actions to be in the best interests of the company. The Articles of Incorporation of Spectre Holdings, Inc. provide that a director or officer has no liability for monetary damages for breach of fiduciary duty unless such person committed fraud or engaged in intentional misconduct. These provisions may limit the recovery for any claims against Spectre Holdings, Inc.’s officers and directors.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the date that we obtained approval of the Consenting Stockholders, we had a total of 3,976,868 shares of Common Stock with a par value of $0.001 per share issued and outstanding. The following table sets forth, as of he Shareholder Approval Date, certain information as to shares of the Common Stock owned by (i) each person known by management to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, and (iii) all executive officers and directors of our corporation as a group:

Name/Title	Total Number of Shares	Percentage Ownership
All Directors and Officers (4 persons):
Michael Young	544,824	14%
Hanlin Chen	-0-	-
Matthew Markin	-0-	-
Ian S. Grant	66,668	1.7%
5% Beneficial Owners:

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DISSENTERS RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the Actions.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents were mailed to all stockholders of our corporation. Additional copies are available on the SEC’s EDGAR database at www.sec.gov or by calling our office at (949) 855-6688.

Signature

BY ORDER OF THE BOARD OF DIRECTORS

Michael Young
Chairman, President

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